Vanguard WellingtonTM Fund

Supplement Dated May 27, 2022, to the Statement of Additional Information Dated March 30, 2022
Statement of Additional Information Text Change
In the Investment Strategies, Risks, and Nonfundamental Policies section, the following is added to the third paragraph under the heading “Environmental, Social, and Governance (ESG) Considerations”:
A fund’s advisors may consider environmental risks such as climate change to be a material risk to many companies and their shareholders’ long-term financial success. As a result, certain advisors will engage with particular issuers held by a fund to advocate for science-based targets to address long-term risk to shareholder value resulting from climate change as long as such targets are not contrary to the investment objective and strategy of the fund.
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SAI 021J 052022